                                                                SUB-ITEM 77Q1(E)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)


     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses;; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
     INVESCO HIGH YIELD INVESTMENTS FUND, INC.
     INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
     INVESCO INSURED MUNICIPAL BOND TRUST
     INVESCO INSURED MUNICIPAL INCOME TRUST
     INVESCO INSURED MUNICIPAL SECURITIES
     INVESCO INSURED MUNICIPAL TRUST
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
     INVESCO MUNICIPAL PREMIUM INCOME TRUST
     INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
     INVESCO PRIME INCOME TRUST
     INVESCO QUALITY MUNICIPAL INCOME TRUST
     INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
     INVESCO QUALITY MUNICIPAL SECURITIES
     SHORT-TERM INVESTMENTS TRUST
     on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

     By: /s/  John  M.  Zerr
         --------------------------------------
         Title:Senior  Vice  President

    INVESCO  ADVISERS,  INC.

     By: /s/  John  M.  Zerr
         --------------------------------------
         Title: Senior Vice President
                                                           as of January 1, 2012

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
----------------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco California Tax-Free Income Fund
      Class A Shares                                   Contractual          0.85%   February 12, 2010     June 30, 2012
      Class B Shares                                   Contractual          1.35%   February 12, 2010     June 30, 2012
      Class C Shares                                   Contractual          1.35%   February 12, 2010     June 30, 2012
      Class Y Shares                                   Contractual          0.60%   February 12, 2010     June 30, 2012

Invesco Core Plus Bond Fund
      Class A Shares                                   Contractual          0.75%     June 6, 2011        June 30, 2013
      Class B Shares                                   Contractual          1.50%     June 6, 2011        June 30, 2013
      Class C Shares                                   Contractual          1.50%     June 6, 2011        June 30, 2013
      Class R Shares                                   Contractual          1.00%     June 6, 2011        June 30, 2013
      Class Y Shares                                   Contractual          0.50%     June 6, 2011        June 30, 2013
      Institutional Class Shares                       Contractual          0.50%     June 6, 2011        June 30, 2013


Invesco Equally-Weighted S&P 500 Fund
      Class A Shares                                   Contractual          0.75%   February 12, 2010     June 30, 2012
      Class B Shares                                   Contractual          1.50%   February 12, 2010     June 30, 2012
      Class C Shares                                   Contractual          1.50%   February 12, 2010     June 30, 2012
      Class R Shares                                   Contractual          1.00%   February 12, 2010     June 30, 2012
      Class Y Shares                                   Contractual          0.50%   February 12, 2010     June 30, 2012

Invesco Floating Rate Fund
      Class A Shares
      Class C Shares                                   Contractual          1.50%    April 14, 2006     December 31, 2012
      Class R Shares                                   Contractual          2.00%    April 14, 2006     December 31, 2012
      Class Y Shares                                   Contractual          1.75%    April 14, 2006     December 31, 2012
      Institutional Class Shares                       Contractual          1.25%    October 3, 2008    December 31, 2012
                                                       Contractual          1.25%    April 14, 2006     December 31, 2012
Invesco S&P 500 Index Fund
      Class A Shares                                   Contractual          0.65%   February 12, 2010     June 30, 2012
      Class B Shares                                   Contractual          1.40%   February 12, 2010     June 30, 2012
      Class C Shares                                   Contractual          1.40%   February 12, 2010     June 30, 2012
      Class Y Shares                                   Contractual          0.40%   February 12, 2010     June 30, 2012

Invesco Global Real Estate Income Fund
      Class A Shares                                   Contractual          2.00%     July 1, 2009      December 31, 2012
      Class B Shares                                   Contractual          2.75%     July 1, 2009      December 31, 2012
      Class C Shares                                   Contractual          2.75%     July 1, 2009      December 31, 2012
      Class Y Shares                                   Contractual          1.75%     July 1, 2009      December 31, 2012
      Institutional Class Shares                       Contractual          1.75%     July 1, 2009      December 31, 2012

Invesco Structured Core Fund
      Class A Shares
      Class B Shares                                   Contractual          1.00%     July 1, 2009        June 30, 2012
      Class C Shares                                   Contractual          1.75%     July 1, 2009        June 30, 2012
      Class R Shares                                   Contractual          1.75%     July 1, 2009        June 30, 2012
      Class Y Shares                                   Contractual          1.25%     July 1, 2009        June 30, 2012
      Investor Class Shares                            Contractual          0.75%     July 1, 2009        June 30, 2012
      Institutional Class Shares                       Contractual          1.00%     July 1, 2009        June 30, 2012
                                                       Contractual          0.75%     July 1, 2009        June 30, 2012
Invesco Van Kampen American Franchise Fund
      Class A Shares                                   Contractual          1.05%     May 23, 2011        June 30, 2013
      Class B Shares                                   Contractual          1.22%(8)  May 23, 2011        June 30, 2013
      Class C Shares                                   Contractual          1.80%     May 23, 2011        June 30, 2013
      Class R Shares                                   Contractual          1.30%     May 23, 2011        June 30, 2013
      Class Y Shares                                   Contractual          0.80%     May 23, 2011        June 30, 2013
      Institutional Class Shares                       Contractual          0.80%     May 23, 2011        June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
----------------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Van Kampen Equity and Income Fund
      Class A Shares                                   Contractual          0.82%   February 12, 2010   June 30, 2012
      Class B Shares                                   Contractual          0.95%(8)February 12, 2010   June 30, 2012
      Class C Shares                                   Contractual          1.57%   February 12, 2010   June 30, 2012
      Class R Shares                                   Contractual          1.07%   February 12, 2010   June 30, 2012
      Class Y Shares                                   Contractual          0.57%   February 12, 2010   June 30, 2012
      Institutional Class Shares                       Contractual          0.57%   February 12, 2010   June 30, 2012


Invesco Van Kampen Growth and Income Fund
      Class A Shares                                   Contractual          0.88%   February 12, 2010   June 30, 2012
      Class B Shares                                   Contractual          1.63%   February 12, 2010   June 30, 2012
      Class C Shares                                   Contractual          1.63%   February 12, 2010   June 30, 2012
      Class R Shares                                   Contractual          1.13%   February 12, 2010   June 30, 2012
      Class Y Shares                                   Contractual          0.63%   February 12, 2010   June 30, 2012
      Institutional Class Shares                       Contractual          0.63%   February 12, 2010   June 30, 2012


Invesco Van Kampen Pennsylvania Tax Free Income Fund
      Class A Shares                                   Contractual          1.13%   February 12, 2010   June 30, 2012
      Class B Shares                                   Contractual          1.88%   February 12, 2010   June 30, 2012
      Class C Shares                                   Contractual          1.88%   February 12, 2010   June 30, 2012
      Class Y Shares                                   Contractual          0.88%   February 12, 2010   June 30, 2012


Invesco Van Kampen Small Cap Growth Fund
      Class A Shares                                   Contractual          1.38%   February 12, 2010   June 30, 2012
      Class B Shares                                   Contractual          2.13%   February 12, 2010   June 30, 2012
      Class C Shares                                   Contractual          2.13%   February 12, 2010   June 30, 2012
      Class Y Shares                                   Contractual          1.13%   February 12, 2010   June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
Fund                                       VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
---------------------------------------   ------------   -----------   ------------------   -----------------
Invesco Capital Development Fund
      Class A Shares                      Contractual          2.00%      July 1, 2009      February 28, 2013
      Class B Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class C Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class R Shares                      Contractual          2.25%      July 1, 2009      February 28, 2013
      Class Y Shares                      Contractual          1.75%      July 1, 2009      February 28, 2013
      Investor Class Shares               Contractual          2.00%      July 1, 2009      February 28, 2013
      Institutional Class Shares          Contractual          1.75%      July 1, 2009      February 28, 2013

Invesco Charter Fund
      Class A Shares                      Contractual          2.00%      July 1, 2009      February 28, 2013
      Class B Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class C Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class R Shares                      Contractual          2.25%      July 1, 2009      February 28, 2013
      Class S Shares                      Contractual          1.90%   September 25, 2009   February 28, 2013
      Class Y Shares                      Contractual          1.75%      July 1, 2009      February 28, 2013
      Institutional Class Shares          Contractual          1.75%      July 1, 2009      February 28, 2013

Invesco Constellation Fund
      Class A Shares                      Contractual          2.00%      July 1, 2009      February 28, 2013
      Class B Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class C Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class R Shares                      Contractual          2.25%      July 1, 2009      February 28, 2013
      Class Y Shares                      Contractual          1.75%      July 1, 2009      February 28, 2013
      Institutional Class Shares          Contractual          1.75%      July 1, 2009      February 28, 2013


See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                          CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
Fund                                       VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
---------------------------------------   ------------   -----------   ------------------   -----------------
Invesco Disciplined Equity Fund
      Class Y Shares                      Contractual          1.75%     July 14, 2009      February 28, 2013

Invesco Diversified Dividend Fund
      Class A Shares                      Contractual          0.95%     July 18, 2011        June 30, 2013
      Class B Shares                      Contractual          1.70%     July 18, 2011        June 30, 2013
      Class C Shares                      Contractual          1.70%     July 18, 2011        June 30, 2013
      Class R Shares                      Contractual          1.20%     July 18, 2011        June 30, 2013
      Class Y Shares                      Contractual          0.70%     July 18, 2011        June 30, 2013
      Investor Class Shares               Contractual          0.95%     July 18, 2011        June 30, 2013
      Institutional Class Shares          Contractual          0.70%     July 18, 2011        June 30, 2013

Invesco Summit Fund
      Class A Shares                      Contractual          2.00%      July 1, 2009      February 28, 2013
      Class B Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class C Shares                      Contractual          2.75%      July 1, 2009      February 28, 2013
      Class P Shares                      Contractual          1.85%      July 1, 2009      February 28, 2013
      Class S Shares                      Contractual          1.90%   September 25, 2009   February 28, 2013
      Class Y Shares                      Contractual          1.75%      July 1, 2009      February 28, 2013
      Institutional Class Shares          Contractual          1.75%      July 1, 2009      February 28, 2013


                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY     LIMITATION         CURRENT LIMIT          DATE
----------------------------------------   ------------   -----------      -----------------   --------------
Invesco European Small Company Fund
      Class A Shares                       Contractual          2.25%        July 1, 2009      April 30, 2013
      Class B Shares                       Contractual          3.00%        July 1, 2009      April 30, 2013
      Class C Shares                       Contractual          3.00%        July 1, 2009      April 30, 2013
      Class Y Shares                       Contractual          2.00%        July 1, 2009      April 30, 2013

Invesco Global Core Equity Fund
      Class A Shares                       Contractual          1.25%        May 23, 2011      June 30, 2013
      Class B Shares                       Contractual          1.52%(8)     May 23, 2011      June 30, 2013
      Class C Shares                       Contractual          2.00%        May 23, 2011      June 30, 2013
      Class R Shares                       Contractual          1.50%        May 23, 2011      June 30, 2013
      Class Y Shares                       Contractual          1.00%        May 23, 2011      June 30, 2013
      Institutional Class Shares           Contractual          1.00%        May 23, 2011      June 30, 2013

Invesco International Small Company Fund
      Class A Shares                       Contractual          2.25%        July 1, 2009      April 30, 2013
      Class B Shares                       Contractual          3.00%        July 1, 2009      April 30, 2013
      Class C Shares                       Contractual          3.00%        July 1, 2009      April 30, 2013
      Class Y Shares                       Contractual          2.00%        July 1, 2009      April 30, 2013
      Institutional Class Shares           Contractual          2.00%        July 1, 2009      April 30, 2013

Invesco Small Cap Equity Fund
      Class A Shares                       Contractual          2.00%        July 1, 2009      April 30, 2013
      Class B Shares                       Contractual          2.75%        July 1, 2009      April 30, 2013
      Class C Shares                       Contractual          2.75%        July 1, 2009      April 30, 2013
      Class R Shares                       Contractual          2.25%        July 1, 2009      April 30, 2013
      Class Y Shares                       Contractual          1.75%        July 1, 2009      April 30, 2013
      Institutional Class Shares           Contractual          1.75%        July 1, 2009      April 30, 2013

See page 14 for footnotes to Exhibit A
                                                           as of January 1, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------   ------------   -----------   ------------------   --------------
Invesco Balanced-Risk Retirement 2020 Fund(2)
      Class A Shares
      Class A5 Shares                         Contractual          0.25%    November 4, 2009    April 30, 2013
      Class B Shares                          Contractual          0.25%   February 12, 2010    April 30, 2013
      Class C Shares                          Contractual          1.00%    November 4, 2009    April 30, 2013
      Class C5 Shares                         Contractual          1.00%    November 4, 2009    April 30, 2013
      Class R Shares                          Contractual          1.00%   February 12, 2010    April 30, 2013
      Class R5 Shares                         Contractual          0.50%    November 4, 2009    April 30, 2013
      Class Y Shares                          Contractual          0.50%   February 12, 2010    April 30, 2013
      Institutional Class Shares              Contractual          0.00%    November 4, 2009    April 30, 2013
                                              Contractual          0.00%    November 4, 2009    April 30, 2013
Invesco Balanced-Risk Retirement 2030 Fund(3)
      Class A Shares
      Class A5 Shares                         Contractual          0.25%    November 4, 2009    April 30, 2013
      Class B Shares                          Contractual          0.25%   February 12, 2010    April 30, 2013
      Class C Shares                          Contractual          1.00%    November 4, 2009    April 30, 2013
      Class C5 Shares                         Contractual          1.00%    November 4, 2009    April 30, 2013
      Class R Shares                          Contractual          1.00%   February 12, 2010    April 30, 2013
      Class R5 Shares                         Contractual          0.50%    November 4, 2009    April 30, 2013
      Class Y Shares                          Contractual          0.50%   February 12, 2010    April 30, 2013
      Institutional Class Shares              Contractual          0.00%    November 4, 2009    April 30, 2013
                                              Contractual          0.00%    November 4, 2009    April 30, 2013

Invesco Balanced-Risk Retirement 2040 Fund(4)
      Class A Shares                                                                            April 30, 2013
      Class A5 Shares                         Contractual          0.25%    November 4, 2009    April 30, 2013
      Class B Shares                          Contractual          0.25%   February 12, 2010    April 30, 2013
      Class C Shares                          Contractual          1.00%    November 4, 2009    April 30, 2013
      Class C5 Shares                         Contractual          1.00%    November 4, 2009    April 30, 2013
      Class R Shares                          Contractual          1.00%   February 12, 2010    April 30, 2013
      Class R5 Shares                         Contractual          0.50%    November 4, 2009    April 30, 2013
      Class Y Shares                          Contractual          0.50%   February 12, 2010    April 30, 2013
      Institutional Class Shares              Contractual          0.00%    November 4, 2009    April 30, 2013
                                              Contractual          0.00%    November 4, 2009
Invesco Balanced-Risk Retirement 2050 Fund(5)
      Class A Shares
      Class A5 Shares                         Contractual          0.25%    November 4, 2009    April 30, 2013
      Class B Shares                          Contractual          0.25%   February 12, 2010    April 30, 2013
      Class C Shares                          Contractual          1.00%    November 4, 2009    April 30, 2013
      Class C5 Shares                         Contractual          1.00%    November 4, 2009    April 30, 2013
      Class R Shares                          Contractual          1.00%   February 12, 2010    April 30, 2013
      Class R5 Shares                         Contractual          0.50%    November 4, 2009    April 30, 2013
      Class Y Shares                          Contractual          0.50%   February 12, 2010    April 30, 2013
      Institutional Class Shares              Contractual          0.00%    November 4, 2009    April 30, 2013
                                              Contractual          0.00%    November 4, 2009    April 30, 2013

Invesco Balanced-Risk Retirement Now Fund(6)
      Class A Shares
      Class A5 Shares                         Contractual          0.25%    November 4, 2009    April 30, 2013
      Class B Shares                          Contractual          0.25%   February 12, 2010    April 30, 2013
      Class C Shares                          Contractual          1.00%    November 4, 2009    April 30, 2013
      Class C5 Shares                         Contractual          1.00%    November 4, 2009    April 30, 2013
      Class R Shares                          Contractual          1.00%   February 12, 2010    April 30, 2013
      Class R5 Shares                         Contractual          0.50%    November 4, 2009    April 30, 2013
      Class Y Shares                          Contractual          0.50%   February 12, 2010    April 30, 2013
      Institutional Class Shares              Contractual          0.00%    November 4, 2009    April 30, 2013
                                              Contractual          0.00%    November 4, 2009    April 30, 2013
See page 14 for footnotes to Exhibit A.

                                       6
                                                           as of January 1, 2012

                                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------   ------------   -----------   ------------------   --------------
Invesco Convertible Securities Fund
      Class A Shares                          Contractual          1.11%      May 23, 2011      June 30, 2012
      Class B Shares                          Contractual          1.86%      May 23, 2011      June 30, 2012
      Class C Shares                          Contractual          1.86%      May 23, 2011      June 30, 2012
      Class Y Shares                          Contractual          0.86%      May 23, 2011      June 30, 2012
      Institutional Class Shares              Contractual          0.86%      May 23, 2011      June 30, 2012

Invesco Global Equity Fund
      Class A Shares                          Contractual          2.25%      July 1, 2009      April 30, 2013
      Class B Shares                          Contractual          3.00%      July 1, 2009      April 30, 2013
      Class C Shares                          Contractual          3.00%      July 1, 2009      April 30, 2013
      Class R Shares                          Contractual          2.50%      July 1, 2009      April 30, 2013
      Class Y Shares                          Contractual          2.00%      July 1, 2009      April 30, 2013
      Institutional Class Shares              Contractual          2.00%      July 1, 2009      April 30, 2013

Invesco Growth Allocation Fund
      Class A Shares                          Contractual          0.37%      June 6, 2011      June 30, 2012
      Class B Shares                          Contractual          1.12%      June 6, 2011      June 30, 2012
      Class C Shares                          Contractual          1.12%      June 6, 2011      June 30, 2012
      Class R Shares                          Contractual          0.62%      June 6, 2011      June 30, 2012
      Class S Shares                          Contractual          0.27%      June 6, 2011      June 30, 2012
      Class Y Shares                          Contractual          0.12%      June 6, 2011      June 30, 2012
      Institutional Class Shares              Contractual          0.12%      June 6, 2011      June 30, 2012

Invesco Income Allocation Fund
      Class A Shares                          Contractual          0.25%      May 1, 2012       April 30, 2013
      Class B Shares                          Contractual          1.00%      May 1, 2012       April 30, 2013
      Class C Shares                          Contractual          1.00%      May 1, 2012       April 30, 2013
      Class R Shares                          Contractual          0.50%      May 1, 2012       April 30, 2013
      Class Y Shares                          Contractual          0.00%      May 1, 2012       April 30, 2013
      Institutional Class Shares              Contractual          0.00%      May 1, 2012       April 30, 2013

Invesco International Allocation Fund
      Class A Shares                          Contractual          0.43%      July 1, 2009      April 30, 2012
      Class B Shares                          Contractual          1.18%      July 1, 2009      April 30, 2012
      Class C Shares                          Contractual          1.18%      July 1, 2009      April 30, 2012
      Class R Shares                          Contractual          0.68%      July 1, 2009      April 30, 2012
      Class Y Shares                          Contractual          0.18%      July 1, 2009      April 30, 2012
      Institutional Class Shares              Contractual          0.18%      July 1, 2009      April 30, 2012

Invesco Mid Cap Core Equity Fund
      Class A Shares                          Contractual          2.00%      July 1, 2009      April 30, 2013
      Class B Shares                          Contractual          2.75%      July 1, 2009      April 30, 2013
      Class C Shares                          Contractual          2.75%      July 1, 2009      April 30, 2013
      Class R Shares                          Contractual          2.25%      July 1, 2009      April 30, 2013
      Class Y Shares                          Contractual          1.75%      July 1, 2009      April 30, 2013
      Institutional Class Shares              Contractual          1.75%      July 1, 2009      April 30, 2013

Invesco Moderate Allocation Fund
      Class A Shares                          Contractual          0.37%      July 1, 2009      June 30, 2012
      Class B Shares                          Contractual          1.12%      July 1, 2009      June 30, 2012
      Class C Shares                          Contractual          1.12%      July 1, 2009      June 30, 2012
      Class R Shares                          Contractual          0.62%      July 1, 2009      June 30, 2012
      Class S Shares                          Contractual          0.27%   September 25, 2009   June 30, 2012
      Class Y Shares                          Contractual          0.12%      July 1, 2009      June 30, 2012
      Institutional Class Shares              Contractual          0.12%      July 1, 2009      June 30, 2012

Invesco Conservative Allocation Fund
      Class A Shares                          Contractual          0.39%      July 1, 2009      June 30, 2012
      Class B Shares                          Contractual          1.14%      July 1, 2009      June 30, 2012
      Class C Shares                          Contractual          1.14%      July 1, 2009      June 30, 2012
      Class R Shares                          Contractual          0.64%      July 1, 2009      June 30, 2012
      Class S Shares                          Contractual          0.29%      June 6, 2011      June 30, 2012
      Class Y Shares                          Contractual          0.14%      July 1, 2009      June 30, 2012
      Institutional Class Shares              Contractual          0.14%      July 1, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------   ------------   -----------   ------------------   --------------
Invesco Small Cap Growth Fund
      Class A Shares                                                                            April 30, 2013
      Class B Shares                          Contractual          2.00%     July 1, 2009       April 30, 2013
      Class C Shares                          Contractual          2.75%     July 1, 2009       April 30, 2013
      Class R Shares                          Contractual          2.75%     July 1, 2009       April 30, 2013
      Class Y Shares                          Contractual          2.25%     July 1, 2009       April 30, 2013
      Investor Class Shares                   Contractual          1.75%     July 1, 2009       April 30, 2013
      Institutional Class Shares              Contractual          2.00%     July 1, 2009       April 30, 2013
                                              Contractual          1.75%     July 1, 2009
Invesco Van Kampen Leaders Fund
      Class A Shares                          Contractual          0.50%   February 12, 2010    June 30, 2012
      Class B Shares                          Contractual          1.25%   February 12, 2010    June 30, 2012
      Class C Shares                          Contractual          1.25%   February 12, 2010    June 30, 2012
      Class Y Shares                          Contractual          0.25%   February 12, 2010    June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund
      Class A Shares                          Contractual          0.96%   February 12, 2010    June 30, 2012
      Class B Shares                          Contractual          1.71%   February 12, 2010    June 30, 2012
      Class C Shares                          Contractual          1.71%   February 12, 2010    June 30, 2012
      Class Y Shares                          Contractual          0.71%   February 12, 2010    June 30, 2012
      Institutional Class Shares              Contractual          0.71%   February 12, 2010    June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
Fund                                          VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Asia Pacific Growth Fund
      Class A Shares                         Contractual          2.25%     July 1, 2009      February 28, 2013
      Class B Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class C Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class Y Shares                         Contractual          2.00%     July 1, 2009      February 28, 2013

Invesco European Growth Fund
      Class A Shares                         Contractual          2.25%     July 1, 2009      February 28, 2013
      Class B Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class C Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class R Shares                         Contractual          2.50%     July 1, 2009      February 28, 2013
      Class Y Shares                         Contractual          2.00%     July 1, 2009      February 28, 2013
      Investor Class Shares                  Contractual          2.25%     July 1, 2009      February 28, 2013

Invesco Global Growth Fund
      Class A Shares                         Contractual          1.32%   December 19, 2011   December 31, 2012
      Class B Shares                         Contractual          2.07%   December 19, 2011   December 31, 2012
      Class C Shares                         Contractual          2.07%   December 19, 2011   December 31, 2012
      Class Y Shares                         Contractual          1.07%   December 19, 2011   December 31, 2012
      Institutional Class Shares             Contractual          1.07%   December 19, 2011   December 31, 2012

Invesco Global Small & Mid Cap Growth Fund
      Class A Shares                         Contractual          2.25%     July 1, 2009      February 28, 2013
      Class B Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class C Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class Y Shares                         Contractual          2.00%     July 1, 2009      February 28, 2013
      Institutional Class Shares             Contractual          2.00%     July 1, 2009      February 28, 2013

Invesco International Core Equity Fund
      Class A Shares                         Contractual          2.25%     July 1, 2009      February 28, 2013
      Class B Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class C Shares                         Contractual          3.00%     July 1, 2009      February 28, 2013
      Class R Shares                         Contractual          2.50%     July 1, 2009      February 28, 2013
      Class Y Shares                         Contractual          2.00%     July 1, 2009      February 28, 2013
      Investor Class Shares                  Contractual          2.25%     July 1, 2009      February 28, 2013
      Institutional Class Shares             Contractual          2.00%     July 1, 2009      February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                          VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco International Growth Fund
      Class A Shares                         Contractual          1.40%     May 23, 2011        June 30, 2013
      Class B Shares                         Contractual          2.15%     May 23, 2011        June 30, 2013
      Class C Shares                         Contractual          2.15%     May 23, 2011        June 30, 2013
      Class R Shares                         Contractual          1.65%     May 23, 2011        June 30, 2013
      Class Y Shares                         Contractual          1.15%     May 23, 2011        June 30, 2013
      Institutional Class Shares             Contractual          1.15%     May 23, 2011        June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Balanced-Risk Allocation Fund(7)
      Class A Shares                               Contractual          1.04%   November 4, 2009    February 28, 2012
      Class B Shares                               Contractual          1.79%   November 4, 2009    February 28, 2012
      Class C Shares                               Contractual          1.79%   November 4, 2009    February 28, 2012
      Class R Shares                               Contractual          1.29%   November 4, 2009    February 28, 2012
      Class Y Shares                               Contractual          0.79%   November 4, 2009    February 28, 2012
      Institutional Class Shares                   Contractual          0.79%   November 4, 2009    February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(10)
      Class A Shares                               Contractual          1.22%   November 29, 2010   February 28, 2013
      Class B Shares                               Contractual          1.97%   November 29, 2010   February 28, 2013
      Class C Shares                               Contractual          1.97%   November 29, 2010   February 28, 2013
      Class R Shares                               Contractual          1.47%   November 29, 2010   February 28, 2013
      Class Y Shares                               Contractual          0.97%   November 29, 2010   February 28, 2013
      Institutional Class Shares                   Contractual          0.97%   November 29, 2010   February 28, 2013

Invesco China Fund
      Class A Shares                               Contractual          2.25%     July 1, 2009      February 28, 2013
      Class B Shares                               Contractual          3.00%     July 1, 2009      February 28, 2013
      Class C Shares                               Contractual          3.00%     July 1, 2009      February 28, 2013
      Class Y Shares                               Contractual          2.00%     July 1, 2009      February 28, 2013
      Institutional Class Shares                   Contractual          2.00%     July 1, 2009      February 28, 2013

Invesco Commodities Strategy Fund(11)
      Class A Shares                               Contractual          1.25%   February 12, 2010     June 30, 2012
      Class B Shares                               Contractual          2.00%   February 12, 2010     June 30, 2012
      Class C Shares                               Contractual          2.00%   February 12, 2010     June 30, 2012
      Class R Shares                               Contractual          1.50%   February 12, 2010     June 30, 2012
      Class Y Shares                               Contractual          1.00%   February 12, 2010     June 30, 2012
      Institutional Class Shares                   Contractual          1.00%   February 12, 2010     June 30, 2012

Invesco Developing Markets Fund
      Class A Shares                               Contractual          2.10%     May 23, 2011        June 30, 2012
      Class B Shares                               Contractual          2.85%     May 23, 2011        June 30, 2012
      Class C Shares                               Contractual          2.85%     May 23, 2011        June 30, 2012
      Class Y Shares                               Contractual          1.85%     May 23, 2011        June 30, 2012
      Institutional Class Shares                   Contractual          1.85%     May 23, 2011        June 30, 2012

Invesco Emerging Markets Equity Fund
      Class A Shares                               Contractual          1.85%     May 11, 2011      February 28, 2013
      Class C Shares                               Contractual          2.60%     May 11, 2011      February 28, 2013
      Class R Shares                               Contractual          2.10%     May 11, 2011      February 28, 2013
      Class Y Shares                               Contractual          1.60%     May 11, 2011      February 28, 2013
      Institutional Class Shares                   Contractual          1.60%     May 11, 2011      February 28, 2013

Invesco Emerging Market Local Currency Debt Fund
      Class A Shares                               Contractual          1.24%     June 14, 2010     February 28, 2013
      Class B Shares                               Contractual          1.99%     June 14, 2010     February 28, 2013
      Class C Shares                               Contractual          1.99%     June 14, 2010     February 28, 2013
      Class R Shares                               Contractual          1.49%     June 14, 2010     February 28, 2013
      Class Y Shares                               Contractual          0.99%     June 14, 2010     February 28, 2013
      Institutional Class Shares                   Contractual          0.99%     June 14, 2010     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Endeavor Fund
      Class A Shares                               Contractual          2.00%     July 1, 2009      February 28, 2013
      Class B Shares                               Contractual          2.75%     July 1, 2009      February 28, 2013
      Class C Shares                               Contractual          2.75%     July 1, 2009      February 28, 2013
      Class R Shares                               Contractual          2.25%     July 1, 2009      February 28, 2013
      Class Y Shares                               Contractual          1.75%     July 1, 2009      February 28, 2013
      Institutional Class Shares                   Contractual          1.75%     July 1, 2009      February 28, 2013

Invesco Global Health Care Fund
      Class A Shares                               Contractual          1.65%     May 23, 2011        June 30, 2012
      Class B Shares                               Contractual          2.40%     May 23, 2011        June 30, 2012
      Class C Shares                               Contractual          2.40%     May 23, 2011        June 30, 2012
      Class Y Shares                               Contractual          1.40%     May 23, 2011        June 30, 2012
      Investor Class Shares                        Contractual          1.65%     May 23, 2011        June 30, 2012

Invesco International Total Return Fund
      Class A Shares                               Contractual          1.10%    March 31, 2006     February 28, 2013
      Class B Shares                               Contractual          1.85%    March 31, 2006     February 28, 2013
      Class C Shares                               Contractual          1.85%    March 31, 2006     February 28, 2013
      Class Y Shares                               Contractual          0.85%    October 3, 2008    February 28, 2013
      Institutional Class Shares                   Contractual          0.85%    March 31, 2006     February 28, 2013

Invesco Pacific Growth Fund
      Class A Shares                               Contractual          1.88%   February 12, 2010     June 30, 2012
      Class B Shares                               Contractual          2.63%   February 12, 2010     June 30, 2012
      Class C Shares                               Contractual          2.63%   February 12, 2010     June 30, 2012
      Class R Shares                               Contractual          2.13%   February 12, 2010     June 30, 2012
      Class Y Shares                               Contractual          1.63%   February 12, 2010     June 30, 2012
      Institutional Class Shares                   Contractual          1.63%     May 23, 2011        June 30, 2012

Invesco Premium Income Fund
      Class A Shares                               Contractual          0.89%   December 13, 2011   February 28, 2013
      Class C Shares                               Contractual          1.64%   December 13, 2011   February 28, 2013
      Class R Shares                               Contractual          1.14%   December 13, 2011   February 28, 2013
      Class Y Shares                               Contractual          0.64%   December 13, 2011   February 28, 2013
      Institutional Class Shares                   Contractual          0.64%   December 13, 2011   February 28, 2013

Invesco Small Companies Fund
      Class A Shares                               Contractual          2.00%     July 1, 2009      February 28, 2013
      Class B Shares                               Contractual          2.75%     July 1, 2009      February 28, 2013
      Class C Shares                               Contractual          2.75%     July 1, 2009      February 28, 2013
      Class R Shares                               Contractual          2.25%     July 1, 2009      February 28, 2013
      Class Y Shares                               Contractual          1.75%     July 1, 2009      February 28, 2013
      Institutional Class Shares                   Contractual          1.75%     July 1, 2009      February 28, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                          CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
---------------------------------------   ------------   -----------   -----------------   -------------
Invesco Dynamics Fund
      Class A Shares                      Contractual          2.00%     July 1, 2009      June 30, 2012
      Class B Shares                      Contractual          2.75%     July 1, 2009      June 30, 2012
      Class C Shares                      Contractual          2.75%     July 1, 2009      June 30, 2012
      Class R Shares                      Contractual          2.25%     July 1, 2009      June 30, 2012
      Class Y Shares                      Contractual          1.75%     July 1, 2009      June 30, 2012
      Investor Class Shares               Contractual          2.00%     July 1, 2009      June 30, 2012
      Institutional Class Shares          Contractual          1.75%     July 1, 2009      June 30, 2012

Invesco Global Real Estate Fund
      Class A Shares                      Contractual          2.00%     July 1, 2009      June 30, 2012
      Class B Shares                      Contractual          2.75%     July 1, 2009      June 30, 2012
      Class C Shares                      Contractual          2.75%     July 1, 2009      June 30, 2012
      Class R Shares                      Contractual          2.25%     July 1, 2009      June 30, 2012
      Class Y Shares                      Contractual          1.75%     July 1, 2009      June 30, 2012
      Institutional Class Shares          Contractual          1.75%     July 1, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                          CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY     LIMITATION         CURRENT LIMIT         DATE
---------------------------------------   ------------   -----------      -----------------   -------------
Invesco High Yield Fund
      Class A Shares                      Contractual          0.89%        June 6, 2011      June 30, 2013
      Class B Shares                      Contractual          1.64%        June 6, 2011      June 30, 2013
      Class C Shares                      Contractual          1.64%        June 6, 2011      June 30, 2013
      Class Y Shares                      Contractual          0.64%        June 6, 2011      June 30, 2013
      Investor Class Shares               Contractual          0.89%        June 6, 2011      June 30, 2013
      Institutional Class Shares          Contractual          0.64%        June 6, 2011      June 30, 2013


Invesco High Yield Securities Fund
      Class A Shares                      Contractual          2.13%      February 12, 2010   June 30, 2012
      Class B Shares                      Contractual          2.63%      February 12, 2010   June 30, 2012
      Class C Shares                      Contractual          2.73%      February 12, 2010   June 30, 2012
      Class Y Shares                      Contractual          1.88%      February 12, 2010   June 30, 2012

Invesco Municipal Bond Fund
      Class A Shares                      Contractual          0.70%        July 1, 2011      June 30, 2012
      Class B Shares                      Contractual          1.45%        July 1, 2011      June 30, 2012
      Class C Shares                      Contractual          1.45%        July 1, 2011      June 30, 2012
      Class Y Shares                      Contractual          0.45%        July 1, 2011      June 30, 2012
      Investor Class Shares               Contractual          0.70%        July 1, 2011      June 30, 2012

Invesco Real Estate Fund
      Class A Shares                      Contractual          1.55%        May 23, 2011      June 30, 2012
      Class B Shares                      Contractual          2.30%        May 23, 2011      June 30, 2012
      Class C Shares                      Contractual          2.30%        May 23, 2011      June 30, 2012
      Class R Shares                      Contractual          1.80%        May 23, 2011      June 30, 2012
      Class Y Shares                      Contractual          1.30%        May 23, 2011      June 30, 2012
      Investor Class Shares               Contractual          1.55%        May 23, 2011      June 30, 2012
      Institutional Class Shares          Contractual          1.30%        May 23, 2011      June 30, 2012

Invesco Short Term Bond Fund
      Class A Shares                      Contractual          0.56%        June 6, 2011      June 30, 2013
      Class C Shares                      Contractual          0.91%(8)     March 4, 2009     June 30, 2013
      Class R Shares                      Contractual          0.91%        March 4, 2009     June 30, 2013
      Class Y Shares                      Contractual          0.41%        March 4, 2009     June 30, 2013
      Institutional Class Shares          Contractual          0.41%        March 4, 2009     June 30, 2013

Invesco U.S. Government Fund
      Class A Shares                      Contractual          1.03%        June 6, 2011      June 30, 2012
      Class B Shares                      Contractual          1.78%        June 6, 2011      June 30, 2012
      Class C Shares                      Contractual          1.78%        June 6, 2011      June 30, 2012
      Class R Shares                      Contractual          1.28%        June 6, 2011      June 30, 2012
      Class Y Shares                      Contractual          0.78%        June 6, 2011      June 30, 2012
      Investor Class Shares               Contractual          1.03%        June 6, 2011      June 30, 2012
      Institutional Class Shares          Contractual          0.78%        June 6, 2011      June 30, 2012

Invesco Van Kampen Corporate Bond Fund
      Class A Shares                      Contractual          0.95%      February 12, 2010   June 30, 2012
      Class B Shares                      Contractual          1.29%(8)     June 6, 2011      June 30, 2012
      Class C Shares                      Contractual          1.65%(8)     June 6, 2011      June 30, 2012
      Class R Shares                      Contractual          1.20%        June 6, 2011      June 30, 2012
      Class Y Shares                      Contractual          0.70%      February 12, 2010   June 30, 2012
      Institutional Class Shares          Contractual          0.70%      February 12, 2010   June 30, 2012

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY     LIMITATION         CURRENT LIMIT          DATE
---------------------------------------   ------------   -----------      -----------------   ---------------
Invesco Energy Fund
      Class A Shares                      Contractual          2.00%        July 1, 2009      August 31, 2012
      Class B Shares                      Contractual          2.75%        July 1, 2009      August 31, 2012
      Class C Shares                      Contractual          2.75%        July 1, 2009      August 31, 2012
      Class Y Shares                      Contractual          1.75%        July 1, 2009      August 31, 2012
      Investor Class Shares               Contractual          2.00%        July 1, 2009      August 31, 2012
      Institutional Class Shares          Contractual          1.75%        July 1, 2009      August 31, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                          CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY     LIMITATION         CURRENT LIMIT          DATE
---------------------------------------   ------------   -----------      -----------------   ---------------
Invesco Gold & Precious Metals Fund
      Class A Shares                      Contractual          2.00%        July 1, 2009      August 31, 2012
      Class B Shares                      Contractual          2.75%        July 1, 2009      August 31, 2012
      Class C Shares                      Contractual          2.75%        July 1, 2009      August 31, 2012
      Class Y Shares                      Contractual          1.75%        July 1, 2009      August 31, 2012
      Investor Class Shares               Contractual          2.00%        July 1, 2009      August 31, 2012

Invesco Leisure Fund
      Class A Shares                      Contractual          2.00%        July 1, 2009      August 31, 2012
      Class B Shares                      Contractual          2.75%        July 1, 2009      August 31, 2012
      Class C Shares                      Contractual          2.75%        July 1, 2009      August 31, 2012
      Class R Shares                      Contractual          2.25%        July 1, 2009      August 31, 2012
      Class Y Shares                      Contractual          1.75%        July 1, 2009      August 31, 2012
      Investor Class Shares               Contractual          2.00%        July 1, 2009      August 31, 2012

Invesco Technology Fund
      Class A Shares                      Contractual          1.76%        May 23, 2011       June 30, 2012
      Class B Shares                      Contractual          2.51%        May 23, 2011       June 30, 2012
      Class C Shares                      Contractual          2.51%        May 23, 2011       June 30, 2012
      Class Y Shares                      Contractual          1.51%        May 23, 2011       June 30, 2012
      Investor Class Shares               Contractual          1.76%        May 23, 2011       June 30, 2012
      Institutional Class Shares          Contractual          1.51%        May 23, 2011       June 30, 2012

Invesco Technology Sector Fund
      Class A Shares                      Contractual          2.00%      February 12, 2010    June 30, 2012
      Class B Shares                      Contractual          2.75%      February 12, 2010    June 30, 2012
      Class C Shares                      Contractual          2.75%      February 12, 2010    June 30, 2012
      Class Y Shares                      Contractual          1.75%      February 12, 2010    June 30, 2012

Invesco U.S. Mid Cap Value Fund
      Class A Shares                      Contractual          1.27%      February 12, 2010    June 30, 2012
      Class B Shares                      Contractual          2.02%      February 12, 2010    June 30, 2012
      Class C Shares                      Contractual          2.02%      February 12, 2010    June 30, 2012
      Class Y Shares                      Contractual          1.02%      February 12, 2010    June 30, 2012

Invesco Utilities Fund
      Class A Shares                      Contractual          1.32%        May 23, 2011       June 30, 2013
      Class B Shares                      Contractual          2.07%        May 23, 2011       June 30, 2013
      Class C Shares                      Contractual          2.07%        May 23, 2011       June 30, 2013
      Class Y Shares                      Contractual          1.07%        May 23, 2011       June 30, 2013
      Investor Class Shares               Contractual          1.32%        May 23, 2011       June 30, 2013
      Institutional Class Shares          Contractual          1.07%        May 23, 2011       June 30, 2013

Invesco Van Kampen American Value Fund
      Class A Shares                      Contractual          1.41%      February 12, 2010    June 30, 2012
      Class B Shares                      Contractual          1.65%(8)     May 23, 2011       June 30, 2012
      Class C Shares                      Contractual          2.16%      February 12, 2010    June 30, 2012
      Class R Shares                      Contractual          1.66%      February 12, 2010    June 30, 2012
      Class Y Shares                      Contractual          1.16%      February 12, 2010    June 30, 2012
      Institutional Class Shares          Contractual          1.16%      February 12, 2010    June 30, 2012

Invesco Van Kampen Comstock Fund
      Class A Shares                      Contractual          0.89%      February 12, 2010    June 30, 2012
      Class B Shares                      Contractual          1.64%      February 12, 2010    June 30, 2012
      Class C Shares                      Contractual          1.64%      February 12, 2010    June 30, 2012
      Class R Shares                      Contractual          1.14%      February 12, 2010    June 30, 2012
      Class Y Shares                      Contractual          0.64%      February 12, 2010    June 30, 2012
      Institutional Class Shares          Contractual          0.64%      February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                          CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY     LIMITATION         CURRENT LIMIT          DATE
---------------------------------------   ------------   -----------      -----------------   ---------------
Invesco Van Kampen Mid Cap Growth Fund
      Class A Shares                      Contractual          1.40%      February 12, 2010    June 30, 2012
      Class B Shares                      Contractual          2.15%      February 12, 2010    June 30, 2012
      Class C Shares                      Contractual          2.15%      February 12, 2010    June 30, 2012
      Class R Shares                      Contractual          1.65%      February 12, 2010    June 30, 2012
      Class Y Shares                      Contractual          1.15%      February 12, 2010    June 30, 2012
      Institutional Class Shares          Contractual          1.15%      February 12, 2010    June 30, 2012

Invesco Van Kampen Small Cap Value Fund
      Class A Shares                      Contractual          1.03%        May 23, 2011       June 30, 2012
      Class B Shares                      Contractual          1.40%(8)     May 23, 2011       June 30, 2012
      Class C Shares                      Contractual          1.78%        May 23, 2011       June 30, 2012
      Class Y Shares                      Contractual          0.78%        May 23, 2011       June 30, 2012


Van Kampen Value Opportunities Fund
      Class A Shares                      Contractual          1.41%      February 12, 2010    June 30, 2012
      Class B Shares                      Contractual          2.16%      February 12, 2010    June 30, 2012
      Class C Shares                      Contractual          2.16%      February 12, 2010    June 30, 2012
      Class R Shares                      Contractual          1.66%        May 23, 2011       June 30, 2012
      Class Y Shares                      Contractual          1.16%      February 12, 2010    June 30, 2012
      Institutional Class Shares          Contractual          1.16%        May 23, 2011       June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                                          VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
----------------------------------------------------------   ------------   -----------   -----------------   -------------
Invesco High Income Municipal Fund
      Class A Shares
      Class B Shares                                         Voluntary            0.85%     July 1, 2011          N/A(9)
      Class C Shares                                         Voluntary            1.60%     July 1, 2011          N/A(9)
      Class Y Shares                                         Voluntary            1.60%     July 1, 2011          N/A(9)
      Institutional Class Shares                             Voluntary            0.60%     July 1, 2011          N/A(9)
                                                             Voluntary            0.60%     July 1, 2011          N/A(9)
Invesco Van Kampen High Yield Municipal Fund
      Class A Shares
      Class B Shares                                         Contractual          0.87%   February 12, 2010   June 30, 2012
      Class C Shares                                         Contractual          1.62%   February 12, 2010   June 30, 2012
      Class Y Shares                                         Contractual          1.62%   February 12, 2010   June 30, 2012
                                                             Contractual          0.62%   February 12, 2010   June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund
      Class A Shares                                         Contractual          0.75%     June 6, 2011      June 30, 2013
      Class B Shares                                         Contractual          1.50%     June 6, 2011      June 30, 2013
      Class C Shares                                         Contractual          1.50%     June 6, 2011      June 30, 2013
      Class Y Shares                                         Contractual          0.50%     June 6, 2011      June 30, 2013

Invesco Van Kampen Municipal Income Fund
      Class A Shares                                         Contractual          0.83%     June 6, 2011      June 30, 2013
      Class B Shares                                         Contractual          1.58%     June 6, 2011      June 30, 2013
      Class C Shares                                         Contractual          1.58%     June 6, 2011      June 30, 2013
      Class Y Shares                                         Contractual          0.58%     June 6, 2011      June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund
      Class A Shares                                         Contractual          0.78%   February 12, 2010   June 30, 2012
      Class B Shares                                         Contractual          1.53%   February 12, 2010   June 30, 2012
      Class C Shares                                         Contractual          1.53%   February 12, 2010   June 30, 2012
      Class Y Shares                                         Contractual          0.53%   February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                           as of January 1, 2012

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY     LIMITATION          CURRENT LIMIT           DATE
---------------------------------   ------------   -----------       -----------------   -----------------
Government & Agency Portfolio
      Cash Management Class         Contractual          0.22%(2)      July 1, 2009      December 31, 2012
      Corporate Class               Contractual          0.17%         July 1, 2009      December 31, 2012
      Institutional Class           Contractual          0.14%         July 1, 2009      December 31, 2012
      Personal Investment Class     Contractual          0.69%(2)      July 1, 2009      December 31, 2012
      Private Investment Class      Contractual          0.44%(2)      July 1, 2009      December 31, 2012
      Reserve Class                 Contractual          1.01%(2)      July 1, 2009      December 31, 2012
      Resource Class                Contractual          0.30%(2)      July 1, 2009      December 31, 2012

Government TaxAdvantage Portfolio
      Cash Management Class         Contractual          0.22%(2)      July 1, 2009      December 31, 2012
      Corporate Class               Contractual          0.17%         July 1, 2009      December 31, 2012
      Institutional Class           Contractual          0.14%         July 1, 2009      December 31, 2012
      Personal Investment Class     Contractual          0.69%(2)      July 1, 2009      December 31, 2012
      Private Investment Class      Contractual          0.39%(2)      July 1, 2009      December 31, 2012
      Reserve Class                 Contractual          1.01%(2)      July 1, 2009      December 31, 2012
      Resource Class                Contractual          0.30%(2)      July 1, 2009      December 31, 2012

Liquid Assets Portfolio
      Cash Management Class         Contractual          0.22%(2)      July 1, 2009      December 31, 2012
      Corporate Class               Contractual          0.17%         July 1, 2009      December 31, 2012
      Institutional Class           Contractual          0.14%         July 1, 2009      December 31, 2012
      Personal Investment Class     Contractual          0.69%(2)      July 1, 2009      December 31, 2012
      Private Investment Class      Contractual          0.44%(2)      July 1, 2009      December 31, 2012
      Reserve Class                 Contractual          1.01%(2)      July 1, 2009      December 31, 2012
      Resource Class                Contractual          0.34%         July 1, 2009      December 31, 2012

STIC Prime Portfolio
      Cash Management Class         Contractual          0.22%(2)      July 1, 2009      December 31, 2012
      Corporate Class               Contractual          0.17%         July 1, 2009      December 31, 2012
      Institutional Class           Contractual          0.14%         July 1, 2009      December 31, 2012
      Personal Investment Class     Contractual          0.69%(2)      July 1, 2009      December 31, 2012
      Private Investment Class      Contractual          0.44%(2)      July 1, 2009      December 31, 2012
      Reserve Class                 Contractual          1.01%(2)      July 1, 2009      December 31, 2012
      Resource Class                Contractual          0.30%(2)      July 1, 2009      December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
      Cash Management Class         Contractual          0.33%(2)      July 1, 2009      December 31, 2012
      Corporate Class               Contractual          0.28%         July 1, 2009      December 31, 2012
      Institutional Class           Contractual          0.25%         July 1, 2009      December 31, 2012
      Personal Investment Class     Contractual          0.80%(2)      July 1, 2009      December 31, 2012
      Private Investment Class      Contractual          0.50%(2)      July 1, 2009      December 31, 2012
      Reserve Class                 Contractual          1.12%(2)      July 1, 2009      December 31, 2012
      Resource Class                Contractual          0.41%(2)      July 1, 2009      December 31, 2012

Treasury Portfolio
      Cash Management Class         Contractual          0.22%(2)      July 1, 2009      December 31, 2012
      Corporate Class               Contractual          0.17%         July 1, 2009      December 31, 2012
      Institutional Class           Contractual          0.14%         July 1, 2009      December 31, 2012
      Personal Investment Class     Contractual          0.69%(2)      July 1, 2009      December 31, 2012
      Private Investment Class      Contractual          0.44%(2)      July 1, 2009      December 31, 2012
      Reserve Class                 Contractual          1.01%(2)      July 1, 2009      December 31, 2012
      Resource Class                Contractual          0.30%(2)      July 1, 2009      December 31, 2012

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of January 1, 2012

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
------------------------------------------   ------------   -----------   -----------------   --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)

      Series I Shares                        Contractual          0.62%   January 1, 2012      June 30, 2013
      Series II Shares                       Contractual          0.87%   January 1, 2012      June 30, 2013

Invesco V.I. Basic Value Fund
      Series I Shares                        Contractual          1.30%   January 1, 2005     April 30, 2013
      Series II Shares                       Contractual          1.45%   January 1, 2005     April 30, 2013

Invesco V.I. Capital Appreciation Fund
      Series I Shares                        Contractual          1.30%   January 1, 2005     April 30, 2013
      Series II Shares                       Contractual          1.45%   January 1, 2005     April 30, 2013

Invesco V.I. Capital Development Fund
      Series I Shares                        Contractual          1.30%   January 1, 2005      June 30, 2012
      Series II Shares                       Contractual          1.45%   January 1, 2005      June 30, 2012

Invesco V.I. Core Equity Fund
      Series I Shares                        Contractual          1.30%   January 1, 2005     April 30, 2013
      Series II Shares                       Contractual          1.45%   January 1, 2005     April 30, 2013

Invesco V.I. Diversified Income Fund
      Series I Shares                        Contractual          0.75%     July 1, 2005      April 30, 2013
      Series II Shares                       Contractual          1.00%     July 1, 2005      April 30, 2013

Invesco V.I. Dividend Growth Fund
      Series I Shares                        Contractual          0.77%     July 1, 2012      April 30, 2013
      Series II Shares                       Contractual          1.02%     July 1, 2012      April 30, 2013

Invesco V.I. Global Health Care Fund
      Series I Shares                        Contractual          1.30%    April 30, 2004     April 30, 2013
      Series II Shares                       Contractual          1.45%    April 30, 2004     April 30, 2013

Invesco V.I. Global Real Estate Fund
      Series I Shares                        Contractual          1.30%    April 30, 2004     April 30, 2013
      Series II Shares                       Contractual          1.45%    April 30, 2004     April 30, 2013

Invesco V.I. Government Securities Fund
      Series I Shares                        Contractual          0.70%     July 1, 2012      April 30, 2013
      Series II Shares                       Contractual          0.95%     July 1, 2012      April 30, 2013

----------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of January 1, 2012

                                                               CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                            VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------------------------   ------------   -----------   ------------------   --------------
Invesco V.I. High Yield Fund
      Series II Shares                                         Contractual          0.80%      May 2, 2011        June 30, 2013
      Series II Shares                                         Contractual          1.05%      May 2, 2011        June 30, 2013

Invesco V.I. High Yield Securities Fund
      Series I Shares                                          Contractual          1.75%   February 12, 2010     June 30, 2012
      Series II Shares                                         Contractual          2.00%   February 12, 2010     June 30, 2012

Invesco V.I. International Growth Fund
      Series I Shares                                          Contractual          1.11%      May 2, 2011        June 30, 2012
      Series II Shares                                         Contractual          1.36%      May 2, 2011        June 30, 2012

Invesco V.I. Leisure Fund
      Series I Shares                                          Contractual          1.01%     April 30, 2004      April 30, 2013
      Series II Shares                                         Contractual          1.26%     April 30, 2004      April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
      Series I Shares                                          Contractual          1.30%   September 10, 2001    April 30, 2013
      Series II Shares                                         Contractual          1.45%   September 10, 2001    April 30, 2013

Invesco V.I. Money Market Fund
      Series I Shares                                          Contractual          1.30%    January 1, 2005      April 30, 2013
      Series II Shares                                         Contractual          1.45%    January 1, 2005      April 30, 2013

Invesco V.I. S&P 500 Index Fund
      Series I Shares                                          Contractual          0.28%   February 12, 2010     June 30, 2012
      Series II Shares                                         Contractual          0.53%   February 12, 2010     June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund
      Series I Shares                                          Contractual          0.37%   February 12, 2010     June 30, 2012
      Series II Shares                                         Contractual          0.62%   February 12, 2010     June 30, 2012

Invesco V.I. Small Cap Equity Fund
      Series I Shares                                          Contractual          1.15%      July 1, 2005       April 30, 2013
      Series II Shares                                         Contractual          1.40%      July 1, 2005       April 30, 2013

Invesco V.I. Technology Fund
      Series I Shares                                          Contractual          1.30%     April 30, 2004      April 30, 2013
      Series II Shares                                         Contractual          1.45%     April 30, 2004      April 30, 2013

Invesco V.I. Utilities Fund
      Series I Shares                                          Contractual          0.93%   September 23, 2005    April 30, 2012
      Series II Shares                                         Contractual          1.18%   September 23, 2005    April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund
      Series I Shares                                          Contractual          0.94%      July 1, 2012       April 30, 2013

                                                           as of January 1, 2012

                                                               CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                                            VOLUNTARY     LIMITATION         CURRENT LIMIT           DATE
------------------------------------------------------------   ------------   -----------      ------------------   --------------
      Series II Shares                                         Contractual          1.19%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
      Series I Shares                                          Contractual          0.72%         July 1, 2012      April 30, 2013
      Series II Shares                                         Contractual          0.97%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Equity and Income Fund
      Series I Shares                                          Contractual          0.70%       February 12, 2010    June 30, 2012
      Series II Shares                                         Contractual          0.75%(2)    February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund
      Series I Shares                                          Contractual          0.94%          May 2, 2011       June 30, 2012
      Series II Shares                                         Contractual          1.19%          May 2, 2011       June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund
      Series I Shares                                          Contractual          0.72%         July 1, 2012      April 30, 2013
      Series II Shares                                         Contractual          0.97%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
      Series I Shares                                          Contractual          1.01%       February 12, 2010    June 30, 2012
      Series II Shares                                         Contractual          1.26%       February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund
      Series I Shares                                          Contractual          1.18%       February 12, 2010    June 30, 2012
      Series II Shares                                         Contractual          1.28%(2)    February 12, 2010    June 30, 2012

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                           as of January 1, 2012

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                    CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                                 VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
-------------------------------------------------   ------------   -----------   -----------------   -------------
Invesco California Insured Municipal Income Trust   Contractual          0.67%   June 1, 2010        June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-----------------------------------------------   ------------   -----------   -----------------   ----------
Invesco California Quality Municipal Securities   Contractual          0.70%   June 1, 2010        June 30, 2012

                   INVESCO HIGH YIELD INVESTMENTS FUND, INC.

                                            CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-----------------------------------------   ------------   -----------   -----------------   ----------
Invesco High Yield Investments Fund, Inc.   Contractual          0.98%   June 1, 2010        June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-----------------------------------------------   ------------   -----------   -----------------   ----------
Invesco Insured California Municipal Securities   Contractual          0.70%   June 1, 2010        June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                    VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
------------------------------------   ------------   -----------   -----------------   ----------
Invesco Insured Municipal Bond Trust   Contractual          1.00%   June 1, 2010        June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------------------   ------------   -----------   -----------------   ----------
Invesco Insured Municipal Income Trust   Contractual          0.64%   June 1, 2010        June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                    VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
------------------------------------   ------------   -----------   -----------------   ----------
Invesco Insured Municipal Securities   Contractual          0.54%   June 1, 2010        June 30, 2012

                                                           as of January 1, 2012

                        INVESCO INSURED MUNICIPAL TRUST

                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-------------------------------   ------------   -----------   -----------------   ----------
Invesco Insured Municipal Trust   Contractual          0.66%   June 1, 2010        June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                               CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------------------------   ------------   -----------   -----------------   ----------
Invesco Municipal Income Opportunities Trust   Contractual          0.73%   June 1, 2010        June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-----------------------------------------------   ------------   -----------   -----------------   ----------
Invesco Municipal Income Opportunities Trust II   Contractual          0.73%   June 1, 2010        June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
------------------------------------------------   ------------   -----------   -----------------   -------------
Invesco Municipal Income Opportunities Trust III   Contractual          0.84%   June 1, 2010        June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                         CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------------------   ------------   -----------   -----------------   ----------
Invesco Municipal Premium Income Trust   Contractual          1.03%   June 1, 2010        June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
---------------------------------------------   ------------   -----------   -----------------   ----------
Invesco New York Quality Municipal Securities   Contractual          0.80%   June 1, 2010        June 30, 2012

                           INVESCO PRIME INCOME TRUST

                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------   ------------   -----------   -----------------   ----------
Invesco Prime Income Trust   Contractual          1.32%   June 1, 2010        June 30, 2012

                                                           as of January 1, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------------------   ------------   -----------   -----------------   ----------
Invesco Quality Municipal Income Trust   Contractual          0.70%   June 1, 2010        June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
------------------------------------------   ------------   -----------   -----------------   -------------
Invesco Quality Municipal Investment Trust   Contractual       0.70%        June 1, 2010      June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
------------------------------------------   ------------   -----------   -----------------   -------------
Invesco Quality Municipal Securities         Contractual          0.66%   June 1, 2010        June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.